SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549





                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





                                January 2, 1998
                Date of Report (Date of earliest event reported)




            AMERICA FIRST FINANCIAL FUND 1987-A LIMITED PARTNERSHIP
               (Exact name of registrant as specified in Charter)






             DELAWARE                0-16918              47-0713310
          (State or other         (Commission            (IRS Employer
          jurisdiction of         File Number)        Identification No.)
          incorporation)


               1004 Farnam Street, Omaha, Nebraska           68102
            (Address of principal executive offices)      (Zip Code)



                                  (402) 444-1630
               (Registrant's telephone number, including area code)








         ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

                   The information set forth under Item 5, below, is incorporated by reference herein in its entirety.


         ITEM 5.   OTHER EVENTS

                   On January 2, 1998, America First Eureka Holdings, Inc. (the "Company"), a Delaware corporation and a wholly owned subsidiary of America First Financial Fund 1987-A Lim-ited Partnership (the "Partnership"), a Delaware limited partnership, was merged with and into Bay View Capital Corpo-ration, a Delaware corporation ("Bay View"), pursuant to the Agreement and Plan of Merger, dated as of May 8, 1997, by and among the Company, the Partnership, America First Capital As-sociates Limited Partnership Five (the general partner of the Partnership) and Bay View. In the merger, the Partnership received $90 million and 8,076,923 shares of common stock of Bay View.

                   On January 2, 1998, the Partnership distributed (i) approximately $70.4 million and 6,839,539 shares of Bay View common stock to its BUC Holders and (ii) $ 12.3 million and 1,237,384 shares of Bay View common stock to its general partner. The Partnership paid $10.0 million, and EurekaBank paid approximately $11.5, to the Federal Deposit Insurance Corporation (the "FDIC") to redeem preferred stock of Eureka-Bank held by the FDIC and in satisfaction of certain contrac-tual obligations of the Partnership and its subsidiaries.

                   A copy of a press release dated January 2, 1997 an-nouncing completion of the merger and the making of the dis-tribution is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


         ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                   INFORMATION AND EXHIBITS

              (b)  Pro Forma Financial Information.

              The required pro forma financial information is filed as
         Exhibit 99.2 hereto and is incorporated herein by reference.













              (c)  Exhibits.

                   The following exhibits are filed with this report:

         Exhibit No.    Description

         99.1           Press Release dated January 2, 1998.

         99.2           Pro Forma Financial Statements

















































                                   SIGNATURE


                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the Registrant has duly caused this re-port to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICA FIRST FINANCIAL FUND
                                    1987-A LIMITED PARTNERSHIP


                                    By:   America First Capital As-
                                          sociates Limited Partnership
                                          Five, General Partner of the
                                          Registrant

                                    By:   AFCA-5 Management Corpora-
                                          tion, General Partner of
                                          America First Capital As-
                                          sociates Limited Partnership
                                          Five


         Dated:  January 16, 1998   By: \s\ George H. Krauss
                                       George H. Krauss
                                       Chairman of the Board of
                                         Directors and Secretary








                                 EXHIBIT INDEX


         Exhibits.

         99.1           Press Release dated January 2, 1998.

         99.2           Pro Forma Financial Statements